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                            TESSERACT CORPORATION

                                BALANCE SHEETS
                           March 31, 1994 and 1993
                            (dollars in thousands)

                                    ASSETS
                                                        March 31,    March 31,
                                                           1994         1993
Current assets:
  Cash and cash equivalents  . . . . . . . . . . . . . $   8,541    $   7,538
  Accounts receivable, less allowance for doubtful
   accounts of $230 in 1994 and $242 in 1993. . . . .      6,052        9,025
  Other current assets (including $83 in 1994 and $80
   in 1993 of loans due from officers)  . . . . . . .        552          325
            Total current assets . . . . . . . . . . .    15,145       16,888
  Property, net  . . . . . . . . . . . . . . . . . . .     2,010        1,827
  Capitalized software costs, net of accumulated
   amortization of $2,083 and $1,064 at March 31, 1994
   and 1993 . . . . . . . . . . . . . . . . . . . . .      3,685        3,457
  Deferred taxes and other assets  . . . . . . . . . .       768          718
            Total assets . . . . . . . . . . . . . . . $  21,608    $  22,890

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                                                        March 31,    March 31,
                                                           1994         1993
Current liabilities:
  Trade accounts payable . . . . . . . . . . . . . . . $     398    $     646
  Accrued liabilities  . . . . . . . . . . . . . . . .     5,485        5,275
  Deferred revenue   . . . . . . . . . . . . . . . . .     9,554       10,745
            Total current liabilities  . . . . . . . .    15,437       16,666
  Deferred revenue and other non-current liabilities .       664          363
            Total liabilities  . . . . . . . . . . . .    16,101       17,029

Stockholders' equity:
  Mandatory redeemable preferred stock, no par value:
       Series A, (preference in liquidation -$4,261),
         issued and outstanding 2,400,000 shares . . .     4,261           --
       Series B, (preference in liquidation - $6,313),
         issued and outstanding 1,000,000 shares . . .     6,313           --
       Series C, (preference in liquidation - $6,000),
         issued and outstanding 12,615,113 shares. . .     6,000
       Series D, (preference in liquidation - $1,453),
         issued and outstanding 3,055,834 shares . . .     1,453           --
       Series E, (preference in liquidation - $989),
         issued and outstanding 2,079,039 shares . . .       989           --
  Common stock, no par value, Series A , issued and
   outstanding 400,001 shares, Series B, none
   outstanding, Series C, (preference in liquidation -
   $183), issued and outstanding 157,227 shares . . .         56           --
  Contributed capital  . . . . . . . . . . . . . . . .       238       19,254
  Accumulated deficit  . . . . . . . . . . . . . . . .   (13,803)     (13,393)
            Total stockholders' equity . . . . . . . .     5,507        5,861
            Total liabilities and stockholders' equity $  21,608    $  22,890


                    See notes to the financial statements.

                                1



                            TESSERACT CORPORATION


                             STATEMENTS OF INCOME
              For the Three Months Ended March 31, 1994 and 1993
                            (dollars in thousands)

                                                          Three        Three
                                                         Months       Months
                                                        March 31,    March 31,
                                                          1994         1993
Revenues:
  License fees . . . . . . . . . . . . . . . . . . . . $      48          725
                                                                    $
  Maintenance  . . . . . . . . . . . . . . . . . . . .     2,635        2,566
  Consulting and other services  . . . . . . . . . . .     1,833        3,252
             Total revenues  . . . . . . . . . . . . .     4,516        6,543

Operating expenses:
  Cost of revenues:
      Amortization of capitalized software costs . . .       242          155

      Costs of license, maintenance, consulting and

        other services   . . . . . . . . . . . . . . .
                                                           1,569        3,138
  Sales and marketing  . . . . . . . . . . . . . . . .       949        1,743
  Product development  . . . . . . . . . . . . . . . .     2,754        1,451
  General and administrative . . . . . . . . . . . . .       782          642
  Restructuring costs  . . . . . . . . . . . . . . . .        --           --
             Total operating expenses  . . . . . . . .     6,296        7,129
Operating income . . . . . . . . . . . . . . . . . . .    (1,780)        (586)
Interest income  . . . . . . . . . . . . . . . . . . .        73           56
Income before income taxes . . . . . . . . . . . . . .    (1,707)        (530)
Income tax expense   . . . . . . . . . . . . . . . . .      (681)        (131)
Net income . . . . . . . . . . . . . . . . . . . . . . $  (1,026)        (399)
                                                                    $



                    See notes to the financial statements.